SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                                (Amendment No. )


Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]  Preliminary  Proxy Statement

[   ]  Confidential, for Use of the Commission Only (as permitted by Rule
       14a-6(e)(2))

[ X ]  Definitive Proxy Statement

[   ]  Definitive Additional Materials

[   ]  Soliciting Material Pursuant to section 240.14a-11(c)
       or section 240.14a-12


                               Wave Systems Corp.
                (Name of Registrant as Specified In Its Charter)

       (Name of Person(s) Filing Proxy Statement if other than Registrant)


Payment of Filing Fee (check the appropriate box):

[ X ]  No fee required

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

       1) Title of each class of securities to which transaction applies: N/A

       2) Aggregate Number of securities to which transaction applies: N/A

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

       4) Proposed maximum aggregate value of transaction: N/A

       5) Total fee paid: N/A

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange  Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)  Amount Previously Paid: N/A

       2)  Form, Schedule or Registration Statement No.: N/A

       3)  Filing Party:  N/A

       4) Date Filed: N/A

                               WAVE SYSTEMS CORP.


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held November 9, 1998


TO THE STOCKHOLDERS:

         The  Annual  Meeting  of   Stockholders  of  Wave  Systems  Corp.  (the
"Company") will be held Monday, November 9, 1998, at The Grand Hyatt,Park Avenue and Grand Central, New York, New York, for the following purposes:

               1. To elect six directors to hold office until the next Annual Meeting and until their successors are duly elected and qualified;

               2. To consider and act upon a proposal to approve an Amendment to the Restated Certificate of Incorporation of the Company to increase the number of shares of Class A Common Stock that the Company shall have authority to issue from 50 million to 75 million shares;

               3. To consider and act upon a proposal to amend the Company's 1994 Employee Stock Option Plan to (i) increase the number of shares of Class A Common Stock reserved for issuance thereunder by 5,000,000 shares, and (ii) increase the maximum number of shares of the Company's Class A Common Stock covered by options that may be granted to any single individual in any fiscal year from 100,000 shares to 500,000 shares;

               4. To consider and act upon a proposal to amend the Company's 1994 Non-Employee Directors Stock Option Plan to (i) increase the number of shares of Class A Common Stock reserved for issuance thereunder by 500,000 shares, and (ii) provide that options issued to non-employee directors under such plan vest on the day following the grant;

               5. To consider and act upon a proposal to ratify the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for the year ending December 31, 1998; and

               6. To transact such other business as may properly come before the Annual Meeting or at any adjournments or postponements thereof.

     The Board of Directors has fixed the close of business on October 5, 1998 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting of Stockholders and at any adjournments or postponements thereof.

                                             By Order of the Board of Directors,

                                             /s/ Thomas J. Petrarca
                                             ---------------------------
                                             By: Thomas J. Petrarca
                                             Title: Secretary

Lee, Massachusetts
October 13, 1998

                             YOUR VOTE IS IMPORTANT

     If you do not expect to attend the Annual Meeting, or if you do plan to attend but wish to vote by proxy, please complete, sign, date and return promptly the enclosed proxy card in the enclosed postage-paid envelope.

                               WAVE SYSTEMS CORP.



                                 PROXY STATEMENT



                         ANNUAL MEETING OF STOCKHOLDERS
                                November 9, 1998

General

     This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of Wave Systems Corp., a Delaware corporation (the "Company") of proxies for use at the Annual Meeting of Stockholders to be held on Monday, November 9, 1998, commencing at 4:00 P.M.,at The Grand Hyatt,Park Avenue and Grand Central, New York, New York, and at any adjournments or postponements thereof. The matters to be considered and acted upon at the meeting are described below in this Proxy Statement.


     The principal executive offices of the Company are located at 480 Pleasant Street, Lee, Massachusetts 01238. The approximate mailing date of this Proxy Statement and the accompanying proxy is October 13, 1998.

Voting Rights and Votes Required

     Only stockholders of record at the close of business on October 5, 1998 will be entitled to notice of, and to vote at, the Annual Meeting. As of such record date,the Company had outstanding 26,282,198 shares of Class A Common Stock and 3,299,491 shares of Class B Common Stock. Each stockholder is entitled to one vote for each share of common stock held on the matters to be considered at the Annual Meeting. The holders of a majority of the outstanding shares will constitute a quorum for the transaction of business at the meeting. Shares of common stock present in person, or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the meeting.


     The affirmative vote of the holders of a plurality of the shares of common stock present or represented at the meeting is required for the election of directors. The affirmative vote of the holders of a majority of the shares of common stock entitled to vote at the meeting is required for the approval of the Amendment to the Restated Certificate of Incorporation to increase the authorized amount of Class A Common Stock from 50 million to 75 million shares. The affirmative vote of the holders of a majority of the shares of common stock present or represented at the meeting and entitled to vote is required for the approval of the Amendments to the 1994 Employee Stock Option Plan, for the approval of the Amendments to the 1994 Non-Employee Directors Stock Option Plan, and for the ratification of the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for the year ending December 31, 1998. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the number of shares present and entitled to vote with respect to any particular matter, but will not be counted as a vote in favor of such matter. Accordingly, an abstention from voting on a matter will have the same legal effect as a vote against the matter. If a broker or nominee holding stock in "street name" indicates on the proxy that it does not have discretionary authority to vote as to a particular matter, those shares will not be considered as present and entitled to vote with respect to such matter.

     The accompanying proxy may be revoked at any time before it is exercised by giving a later proxy, notifying the Secretary of the Company in writing, or voting in person at the meeting.


Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth certain information concerning the beneficial ownership of the Company's Class A and Class B Common Stock as of September 30, 1998 (except as otherwise noted) by (i) each stockholder who is known by the Company to own beneficially more than five percent of the outstanding Class A or Class B Common Stock, (ii) each director of the Company,
(iii) each of the executive officers of the Company named in the Summary Compensation Table below, and (iv) all directors and executive officers of the Company as a group. Holders of Class A Common Stock are entitled to one vote per share on all matters submitted to a vote of the stockholders of the Company. Holders of Class B Common Stock are entitled to one vote per share on all matters submitted to a vote of the stockholders, except that holders of Class B Common Stock will have five votes per share in cases where one or more directors are nominated for election by persons other than the Company's Board of Directors and where there is a vote on any merger, consolidation or other similar transaction which is not recommended by the Company's Board of Directors. In addition, holders of Class B Common Stock will have five votes per share on all matters submitted to a vote of the stockholders in the event that any person or group of persons acquires beneficial ownership of twenty percent (20%) or more of the outstanding voting securities of the Company. Shares of Class B Common Stock are convertible into shares of Class A Common Stock on a one-for-one basis at the option of the holder.



                                                                                                 Percent
                                    Number of Shares                                             of All
                                    of Class A Common   Percent   Number of Shares   Percent   Outstanding
                                     Stock Owned(2)        of     of Class B Common    of         Common
Beneficial Owner(1)                                       Class     Stock Owned       Class       Stock(3)
Peter J. Sprague(4)                     31,995              *      1,359,834          41.2         4.7
Steven Sprague(5)                        8,995              *        194,659           5.9         *
John E. Bagalay, Jr.(6)                 46,000              *              0           -           *
Philippe Bertin(7)                      46,000              *              0           -           *
George Gilder(8)                        92,667              *          2,000           *           *
John E. McConnaughy, Jr.(9)             58,533              *        335,000           10.2        1.3
Aladdin Knowledge Systems,
Ltd.(10)                             4,120,028           13.6              0           -          12.3
All executive officers and
directors as a group
(11 persons)                           284,190            1.0      1,891,493          57.3         7.3

*Less than one percent.


(1) Each individual or entity has sole voting and investment power, except as otherwise indicated.

(2) Does not include shares of Class A Common Stock issuable upon the conversion of Class B Common Stock.

(3) In circumstances where the Class B Common Stock has five votes per share, the percentages of total voting power would be as follows: Peter J. Sprague, 16.0%; Steven Sprague, 2.3%; John E. Bagalay, Jr., less than 1%; Philippe Bertin, less than 1%; George Gilder, less than 1%; John E. McConnaughy, Jr., 4.0%; Aladdin Knowledge Systems, 8.8%; and all Executive Officers and Directors as a group, 22.7%.

(4) Includes 31,995 shares which are subject to options presently exercisable or exercisable within 60 days. Also includes 320,000 shares held in trust for the benefit of Mr. Sprague's adult children, and for which Mr. Sprague is a trustee.

(5) Includes 1,995 shares which are subject to options presently exercisable or exercisable within 60 days.

(6) Includes 42,000 shares which are subject to options presently exercisable or exercisable within 60 days.

(7) Includes 42,000 shares which are subject to options presently exercisable or exercisable within 60 days.

(8) Includes 88,667 shares which are subject to options presently exercisable or exercisable within 60 days.

(9) Includes 54,533 shares which are subject to options presently exercisable or exercisable within 60 days.

(10) Includes 4,017,528  shares  which  are  subject  to  warrants   presently
     exercisable or exercisable within 60 days.

(11) Includes 261,190 shares which are subject to options presently exercisable or exercisable within 60 days.


1. ELECTION OF DIRECTORS

     At the Annual Meeting, six directors are to be elected, each to hold office until the next annual meeting of stockholders and until his respective successor has been duly elected and qualified. If no direction is given to the contrary, all proxies received by the Board of Directors will be voted "FOR" the election as directors of each of the following nominees. In the event that any nominee declines or is unable to serve, the proxy solicited herewith may be voted for the election of another person in his stead at the discretion of the proxies. The Board of Directors has no reason to believe that any of the nominees will not be available to serve. Set forth below is certain information concerning each nominee. Each nominee is currently a director of the Company.




                                   Business Experience and Principal Occupation or
                                 Employment During Past 5 Years; Positions held with        Director
   Name and Age                             Company; Other Directorships                      Since

Peter J. Sprague 58      Chairman  of the  Company  since  1988 and  Chief  Executive         1988
(1)(4)                   Officer of the Company since July 1991; Chairman of National
                         Semiconductor Corporation from 1965 until May 1995; Director of  EnLighten  Software,  Inc.;  Chairman  and  Director  of
                         Imagek,  Inc.;  Trustee  of the  Strang  Clinic;  Member  of
                         Academy of Distinguished Entrepreneurs, Babson College.

John E. Bagalay, Jr.,    Managing  Director of Community  Technology  Fund, a venture         1993
Ph.D. 64  (1)(2)(4)      capital  affiliate  of Boston  University,  since  September
                         1989; General Counsel of Lower Colorado River Authority from
                         October 1984 to September  1988;  former General  Counsel of
                         Texas Commerce Bancshares,  Inc. and Houston First Financial
                         Group;  Director of Seragen,  Inc., Cytogen,  Inc., Hymedix,
                         Inc. and several privately-held corporations;  President and
                         CEO of Cytogen  Corporation  since January  1998,  CFO since
                         October 1997; Managing Director of Boston University Venture
                         Capital Fund from  1989-1997;  Senior Advisor to Chancellor,
                         Boston University since January 1998.

Philippe Bertin 48 (3)   Manager of Financiere  Wagram  Poncelet  (direct  marketing;         1993
                         media) since December 1991; Manager of Midial S.A. (consumer goods)  from 1984 until  1991;  manager of  FINOVELEC  since
                         October 1997.

George Gilder 58(4)      Chairman of the  Executive  Committee  of the Company  since         1993
                         1996;  Senior Fellow at the Discovery  Institute in Seattle,
                         Washington;  author  of nine  books,  including  Life  After
                         Television,  Microcosm,  The Spirit of Enterprise and Wealth
                         and  Poverty;   contributing   editor  to  Forbes  Magazine;
                         Director and  President  of Gilder  Technology  Group,  Inc.
                         (publisher of monthly technology  reports);  former chairman of the Lehrman Institute Economic Roundtable; former Program
                         Director  for the  Manhattan  Institute;  recipient of White
                         House award for  Entrepreneurial  Excellence  from President
                         Reagan.

John E. McConnaughy,     Chairman  and Chief  Executive  Officer of JEMC  Corporation         1988
 Jr. 68  (1)(2)(3)(4)    (private investments);  Chairman and Chief Executive Officer
                         of  Peabody  International   Corporation  (an  environmental
                         services company) from 1969 through 1985; Chairman and Chief
                         Executive  Officer  of  GEO  International   Corporation  (a
                         nondestructive   testing,  screen  printing  and  oil  field
                         services  company  which was  spun-off  from  Peabody)  from
                         February 1981 to October 1992;  Director of Riddell  Sports,
                         Inc.,   Adrien Arpel, Inc.,   Levcor    International, Inc.,
                         Transact   International,Inc.,    De-Vlieg Bullard,   Inc.,
                         and  Mego  Financial Corp.  Mr.McConnaughy is also a member of  the  Board  of  Trustees  of the Strang  Clinic and the
                         Chairman  of the   Board of the Harlem  School of  the Arts.

Steven Sprague 34        President and Chief  Operating  Officer of the Company since         1997
                         May 1996;  President of Wave  Interactive  Network from June
                         1995 to December 30, 1996;  Vice  President of Operations of
                         the  Company  from April 1994 to June 1995;  employee of the
                         Company in areas of operations  and strategic  planning from
                         November 1992 to April 1994;  consultant to the Company from
                         March 1992 to November 1992; President of Tech Support, Inc.
                         (hardware technical support information on CD-ROM) from June
                         1992 to November 1992; sole proprietor of SKS  Environmental
                         Sales  (manufacturers'  representative  for water  treatment companies) from June 1991 to November 1992.


(1) Member of Nominating Committee.
(2) Member of Compensation Committee.
(3) Member of Audit Committee
(4) Member of Executive Committee

     Mr. Steven Sprague, President and Chief Operating Officer of the Company, is the son of Mr. Peter J. Sprague, Chairman and Chief Executive Officer of the
Company.

Board and Committee Meetings; Directors' Compensation

     The Board of Directors met three times during 1997. No director attended fewer than 75 percent of the aggregate number of meetings of the Board and the Board Committees on which such director served. The Board Committees include an Audit Committee, a Compensation Committee, a Nominating Committee and an Executive Committee.

     The members of the Audit Committee are Messrs. Bertin and McConnaughy. The Audit Committee reviews the services provided by the Company's independent auditors, consults with the independent auditors on audits and proposed audits of the Company, and reviews the need for internal auditing procedures and the adequacy of the Company's internal control systems. In 1997, the Audit Committee held no meetings.

     The members of the Compensation Committee are Messrs. Bagalay and McConnaughy. The Compensation Committee administers the Company's stock option plans, and reviews and recommends compensation levels of the Company's executive officers. In 1997, the Compensation Committee held two meetings.

     The members of the Nominating Committee are Messrs. Bagalay, McConnaughy and Peter J. Sprague. The Nominating Committee establishes procedures for identifying potential candidates for appointment or election as directors, reviews and makes recommendations regarding the criteria for Board membership, and proposes nominees for election at the annual meeting and candidates to fill Board vacancies. The Nominating Committee will consider recommendations for nominees from any stockholder who is entitled to vote for the election of directors. Stockholders should send recommendations of candidates for nomination for the 1999 slate of directors, in writing, no later than December 31, 1998 to the Company's Secretary, 480 Pleasant Street, Lee, Massachusetts 01238. Recommendations must be accompanied by the consent of the individual being recommended to be nominated, to be elected and to serve. The submission also should include a statement of the candidate's business experience and other business affiliations. In 1997, the Nominating Committee held no meetings.

     The members of the Executive Committee are Messrs. Bagalay, Gilder, McConnaughy, and Peter J. Sprague. The Executive Committee assists the Chairman of the Company in the absence of a meeting of all members of the Board of Directors. The Executive Committee brings material matters to the attention of the Board of Directors and prepares the deliberation process of the Board of Directors, thus accelerating vital decisions for the Company. However, the Board of Directors did not delegate its full power to the Executive Committee and asked that the Executive Committee include all members of the Board of Directors in major decisions affecting the Company. In 1997, the Executive Committee held no meetings.

     Directors presently receive no cash compensation for serving on the Board of Directors. Under the Company's Non-Employee Directors Stock Option Plan, each director who is not an employee of the Company receives an annual grant of options to purchase 10,000 shares of Class A Common Stock at fair market value. The options are granted upon re-election after the annual meeting of the stockholders and vest 25% after each three-month period following grant. The stockholders are being asked to approve an amendment to the plan which would provide for immediate vesting of options. See "4. Amendments to the 1994
Non-Employee Directors Stock Option Plan" below. Options terminate upon the earliest to occur of (i) subject to (ii) below, three months after the optionee ceases to be a director of the Company, (ii) one year after the death or disability of the optionee, and (iii) ten years after the date of grant. If there is a change of control of the Company, all outstanding stock options will become immediately exercisable.

Executive Compensation

                           Summary Compensation Table

     The following table sets forth information with respect to the compensation paid or awarded by the Company to the Chief Executive Officer and the only other executive officer whose cash compensation exceeded $100,000 (collectively, the "Named Executive Officers") for services rendered in all capacities during 1995, 1996 and 1997.

                                                                                                  Long Term
                                                                                                 Compensation
                                                                                                  Awards(3)
                                                      Annual Compensation                  ---------------------
                                                    -------------------------                  Number of Shares
Name and Principal                   Year           Salary($)        Bonus($)               Underlying Options(#)
Position                          --------         ----------     ----------               ---------------------
Peter J. Sprague                     1997           $160,000        $100,000(1)                    10,000
  Chairman and Chief                 1996           $160,000        $ 50,000                           -0-
  Executive Officer                  1995           $160,000        $     -0-                       1,995
Steven Sprague(2)                    1997           $150,000        $  117,500                         -0-
  President and                      1996           $131,666        $     -0-                     150,000
  Chief Operating Officer            1995           $110,000        $     -0-                       1,995



(1) Mr. Peter J. Sprague received a bonus of $100,000 for 1997; $50,000 was received in cash and $50,000 was applied to reduce his debt to the Company (see "Certain Relationships and Related Transactions -- Note Receivable from Director/Officer" below).

(2) Mr. Steven Sprague was elected President and Chief Operating Officer on May 23, 1996 and was not previously an executive officer during 1996. Prior to that, Mr. Steven Sprague was Vice President of Operations of the Company from April 1994 to June 1995 and an employee of the Company in the areas of operations and strategic planning from November 1992 to April 1994.

(3) In addition, in February, 1998, the Compensation Committee awarded 250,005 options and 50,005 options to Messrs. Steven Sprague and Peter J. Sprague, respectively.


                              Option Grants Table

     The following table sets forth certain information regarding options granted during the fiscal year ended December 31, 1997 by the Company to the Named Executive Officers.


                                                                               Potential Realizable Value
                     Number of     % of Total                                   at Assumed Annual Rates of
                       Shares        Options                                   Stock Price Appreciation For
                     Underlying     Granted to      Exercise                          Option Term (1)
                      Options       Employees        Price       Expiration      --------------------------
     Name           Granted (#)    Fiscal Year     ($/Share)       Date          5% ($)          10% ($)
                     -----------   -----------     -----------   -----------     -----------    -----------
Peter J. Sprague       10,000(2)        4.9          $1.94        07/17/07         13,200         32,500
Steven Sprague             -0-           -0-             -            -                -0-            -0-


(1) The potential realizable value of the options reported above was calculated by assuming 5% and 10% compounded annual rates of appreciation of the common stock from the date of grant of the options until the expiration of the options, based upon the market price on the date of grant. These assumed annual rates of appreciation were used in compliance with the rules of the Securities and Exchange Commission and are not intended to forecast future price appreciation of the common stock.

(2) These options vest in equal installments of 33 1/3% on each anniversary of the grant.


Fiscal Year End Option Value Table

     The following table sets forth information regarding the aggregate number and value of options held by the Named Executive Officers as at December 31, 1997. No options were exercised by the Named Executive Officers during 1997.

                                              Number of Shares                       Value of Unexercised
                                       Underlying Unexercised Options                 In-The-Money Options
                                          at December 31, 1997 (#)                 at December 31, 1997 ($)(1)
                                       --------------------------------        ---------------------------------
           Name                        Exercisable        Unexercisable        Exercisable         Unexercisable
                                       -----------        -------------        -----------         -------------
Peter J. Sprague.................        331,330             10,665                $46                 $23
Steven Sprague...................         94,530            100,665                $47                 $23


(1) The last reported sale price for the Company's Class A Common Stock on OTC Bulletin Board on December 31, 1997 was $1.125 per share. Value is calculated on the basis of the difference between the respective option exercise prices and $1.125, multiplied by the number of shares of common stock underlying the respective options.


Certain Relationships and Related Transactions

Note Receivable from Director/Officer

     On November 16, 1992, the Company made a personal loan to Mr. Peter J. Sprague, Chairman and Chief Executive Officer of the Company, as evidenced by a note for $150,000, which sum was due and payable to the Company on January 16, 1993 and which bore interest at the rate of ten percent (10%) per annum. On the due date, the note was canceled and the total amount owed was "rolled-over" into a subsequent note, dated May 12, 1993 for $150,000, plus accrued interest. The note is due on demand by the Company and accrues interest at the rate of ten percent (10%) per annum. On April 22, 1993, the Company made an additional loan to Mr. Sprague for $23,175 as evidenced by a subsequent note, which is due on demand by the Company and which bears interest at a rate of ten percent (10%) per annum. All of these loans were made to Mr. Sprague for personal reasons. As part of Mr. Sprague's $100,000 bonus for 1997, $50,000 was applied against his indebtedness to the Company. As of December 31, 1997, Mr. Sprague's aggregate indebtedness (including accrued interest) to the Company under the notes totaled $212,024. No demand has been made as of the date hereof. The notes are secured by a pledge of 67,000 shares of Class B Common Stock.

Amended and Restated License Agreement and Assignment

     The Company has been issued three United States patents relating to encryption and to the Company's proprietary WaveMeter(R) and WaveNet(R) technology. The Company also has one patent pending before the United States Patent Office and three corresponding foreign patent applications pending before the European Patent Office (collectively the "Wave Patents"). The Wave Patents are material to protecting certain of the Company's technology. The Company's rights to the Wave Patents derive from a license, amended and restated in February 1994, from Mr. Peter J. Sprague, Chairman and Chief Executive Officer of the Company, of his rights in the Wave Patents (the "Amended License Agreement"), and several agreements with former officers of the Company regarding their rights in the Wave Patents. The Amended License Agreement provides for royalty payments to be made to Mr. Peter J. Sprague and Mr. John R. Michener, a former officer of the Company, in the aggregate amount of two percent (2%) of gross revenue less actual amounts paid to information, database and content providers, hardware manufacturers and suppliers, search and retrieval software suppliers, consolidators of information and network providers as defined in the Amended License agreement. The royalty payment is to be apportioned seventy-five percent (75%) to Mr. Peter J. Sprague and twenty-five (25%) to Mr. John R. Michener. Payment of royalties is secured by a security interest in and to the Wave Patents.

Compensation to Steven Sprague

     Steven Sprague received aggregate compensation of $267,500, $131,666, and $110,000 for services rendered to the Company in 1997, 1996, and 1995, respectively. Steven Sprague is the son of Mr. Peter J. Sprague, the Chairman and Chief Executive Officer of the Company.


Transactions Involving Michael Sprague

     Wave paid $182,209 to Enterprise Engineering Associates ("EEA") in 1997, during which time Mr. Michael Sprague was an employee of EEA. On August 1, 1997, Michael Sprague became an employee of the Company, at an annual salary of $110,000. Michael Sprague is the son of Mr. Peter J. Sprague, the Chairman and Chief Executive Officer of the Company.

Report of the Compensation Committee

General

     The Compensation Committee of the Board of Directors (the "Committee") is comprised of non-employee directors. The current members of the Committee are Messrs. John E. Bagalay, Jr. and John E. McConnaughy, Jr. The Committee reviews and recommends to the Board of Directors compensation levels for the Company's executive officers, and administers the Company's stock option plans, including the awarding of grants thereunder.

Compensation Philosophy

     Executive compensation is heavily tied to corporate performance through the granting of stock options. As a development stage company, the Company has sought to contain costs with low cash salaries and bonuses.

     The Company has not established a policy with regard to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") since the Company has not and does not currently anticipate paying cash compensation in excess of $1 million per annum to any employee. The Company intends to administer its stock option plans in accordance with Section 162(m) of the Code.


Base Salaries and Bonuses for 1997

     Base salaries for 1997 remained substantially lower than levels in the competitive marketplace for executives with comparable experience, consistent with the Company's position as a development stage company. A bonus of $100,000 was awarded to Mr. Peter J. Sprague, Chairman and Chief Executive Officer, in recognition of Mr. Sprague's efforts in closing outside financing for the continued operations of the Company in 1997. Bonuses of $100,000 and $17,500 were awarded to Mr. Steven Sprague, President and Chief Operating Officer, in recognition of his closure of OEM Master Purchase Agreements, and his efforts in completing a private placement of the Company's preferred stock, respectively.


Compensation of the Chief Executive Officer

     Compensation of the Chief Executive Officer was determined in accordance with the criteria set forth above. The Committee believes that CEO compensation was appropriately based upon the Company's financial position and performance.

       John E. Bagalay, Jr.                  John E. McConnaughy, Jr.


                               Performance Graph

     The following line graph compares the Company's cumulative total return to stockholders with the cumulative total return of the Nasdaq Market Value Index and the Computer Related Services SIC Code Index from August 31, 1994 (the date on which the Company's Class A Common Stock was first publicly traded) through December 31, 1997. These comparisons assume the investment of $100 on August 31, 1994 and the reinvestment of dividends.

                               Wave Systems Corp.
              Comparison of Cumulative Total Return to Stockholders
                    August 31, 1994 through December 31, 1997


                                          Peer Group           NASDAQ Market
                    Wave Systems        (SIC Code 7379)         Value Index
                  ---------------       ---------------       ---------------
BASE (8/31/94)       100.00                100.00               100.00
12/30/94              60.00                 93.67                96.91
12/29/95              55.00                 79.09               120.64
12/31/96              43.75                122.40               145.85
12/31/97              22.50                228.60               231.01



Compliance with Section 16(a) of the Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's directors and executive officers, and persons owning more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission reports of ownership and changes in ownership of equity securities of the Company. Such persons are also required to furnish the Company with copies of all such forms.

     Based solely upon a review of the copies of such forms furnished to the Company and, in certain cases, written representations that no Form 5 filings were required, the Company believes that, with respect to the 1997 fiscal year, all required Section 16(a) filings were made, except that Aladdin Knowledge Systems, Ltd. did not file an initial Form 3 and Forms 4, and the Form 5 for 1997 for Philippe Bertin, a director, was filed late.


2. AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF CLASS A COMMON STOCK

     The Board of Directors recommends that the shareholders approve the proposal to amend the Restated Certificate of Incorporation of the Company to increase the number of authorized shares of Class A Common Stock from 50 million to 75 million shares. At September 30, 1998, 26,266,069 shares of Class A Common Stock and 3,299,491 shares of Class B Common Stock were outstanding. Thus, including the number of shares of Class A Common Stock reserved for the conversion of the Company's Class B Common Stock, the conversion of the outstanding shares of the Company's convertible preferred securities, and the exercise of outstanding warrants and options, there were only 10,111,365 shares of Class A Common Stock available for issuance (or delivery from the treasury of the Company), and if the current proposal is adopted, this amount will be increased to approximately 35 million shares. If the proposed amendment is adopted, the first paragraph of Article Fourth of the Company's Restated Certificate of Incorporation will be amended to read as follows:

     FOURTH. (1) The total number of shares of stock which the Corporation shall have authority to issue is Ninety Million (90,000,000) shares divided into the following classes:

     (a) Seventy-Five Million (75,000,000) shares of Class A Common stock with a par value of one cent ($0.01) per share;

     (b) Thirteen Million (13,000,000) shares of Class B Common Stock with a par value of one cent ($0.01) per share; and

     (c) Two Million (2,000,000) shares of Preferred Stock with a par value of one cent ($0.01) per share.

     The increase in authorized shares of Class A Common Stock would permit the Company to (i) sell shares for cash, (ii) continue the issuance of shares in connection with the Company's stock option plans, (iii) provide flexibility in raising additional equity capital to fund the Company's growth and general corporate needs, and (iv) use the Class A Common Stock for other purposes, without the delay and expense of calling a special meeting of stockholders for such purpose. If the proposed increase in the amount of authorized shares of Class A Common Stock is approved, the shares could be issued by action of the Board of Directors, at any time and for any purpose, without further approval or action by the stockholders, subject to the provisions of the Restated Certificate of Incorporation and other applicable legal requirements. The Company currently plans to issue shares in connection with the Company's stock option plans and upon conversion of the Company's outstanding convertible securities.

     The issuance of additional shares of Class A Common Stock in certain transactions and under certain circumstances could have the effect of discouraging or impeding an unfriendly attempt to acquire control of the Company. Shares of Class A Common Stock could be issued to persons, firms or entities known to be more favorable to management, thus creating possible voting impediments and assisting management to retain their positions. The Board of Directors is unaware of any pending or proposed effort to take control of the Company or to change management and there have been no contacts or negotiations with the Board of Directors in this connection.

     Stockholders have no preemptive rights to purchase any additional shares of Class A Common Stock which may be issued. Accordingly, the issuance of additional shares would reduce the percentage interest of current stockholders in the total outstanding shares and, depending upon the price at which they are issued, could be dilutive to the existing stockholders. The terms of the additional shares of Class A Common Stock will be identical to those of the currently outstanding Class A Common Stock.

Recommendation and Vote

     An affirmative vote of the holders of the majority of shares of common stock entitled to vote at the Annual Meeting is required for the approval of the proposal to amend the Restated Certificate of Incorporation of the Company to increase the number of authorized shares of Class A Common Stock from 50 million to 75 million shares. If no direction is given to the contrary, all proxies received by the Board of Directors will be voted "FOR" approval of the Amendment.

     The Board of Directors recommends that the stockholders vote "FOR" this proposed amendment to the Restated Certificate of Incorporation.


3. AMENDMENTS TO THE 1994 EMPLOYEE STOCK OPTION PLAN

     The Board of Directors adopted on February 6, 1998, subject to approval by the stockholders, amendments (the "1998 Amendments") to the Company's 1994 Employee Stock Option Plan (the "1994 Employee Plan"). The 1998 Amendments (i) increase by a total of 5,000,000 the number of shares of the Company's Class A Common Stock reserved for issuance under the 1994 Employee Plan, and (ii) increase to 500,000 the number of shares of the Company's Class A Common Stock that may be granted to any single individual in any fiscal year. The Company has in the past used, and intends in the future to use, stock options as an incentive device to motivate and compensate its salaried officers and other key employees, and believes that equity incentives represented by stock options enhance the Company's ability to attract and retain needed personnel. As of September 30, 1998, options to purchase an aggregate of 189,652 shares of Class A Common Stock had been exercised under the 1994 Employee Plan, and options to purchase 1,931,942 shares of Class A Common Stock were outstanding under the 1994 Employee Plan. Accordingly, only 878,406 shares remained available for future grants under the 1994 Employee Plan as of such date.

     Under the terms of the 1994 Employee Plan, as currently in effect, the Company is authorized to grant stock options that qualify as incentive stock options ("ISOs") under Section 422 of the Code and non-qualified stock options ("NQSOs") to salaried officers and other key employees of the Company and its subsidiaries who are in a position to affect materially the profitability and growth of the Company and its subsidiaries, for up to an aggregate of 3,000,000 shares of Class A Common Stock. The following summary of certain features of the 1994 Employee Plan is qualified in its entirety by reference to the full text of the 1994 Employee Plan, a copy of which will be furnished to any stockholder, upon written request of such stockholder directed to Mr. Thomas J. Petrarca, Secretary, 480 Pleasant Street, Lee, Massachusetts 01238.

Summary of the 1994 Employee Plan and the 1998 Amendments

     General

     The 1994 Employee Plan, as currently in effect, permits the Company to grant ISOs and NQSOs to salaried officers and other key employees. The 1994 Employee Plan terminates on January 1, 2004 and no options may be granted after the termination date. The 1994 Employee Plan covers a maximum of 3,000,000 shares of Class A Common Stock, which will be increased to a total of 8,000,000 shares if the 1998 Amendments are approved (subject to share adjustments as described below), which may be either authorized and unissued shares of Class A Common Stock or shares held in the Company's treasury. When an option lapses, expires, terminates or is forfeited, the related shares of Class A Common Stock may be available for distribution in connection with future options. Adjustments may be made in the number of shares reserved under the 1994 Employee Plan, in the option price and in the number of shares subject to stock options, in the event of a merger, reorganization, consolidation, recapitalization or stock dividend, and in the event of certain other changes described in the 1994 Employee Plan or any other changes in the Company's corporate structure that affect the Class A Common Stock or has an effect similar to any of the foregoing. No employee may be granted options covering, in the aggregate, more than 100,000 shares of Class A Common Stock in any fiscal year of the Company, which will be increased to 500,000 shares if the 1998 Amendments are approved (subject to adjustment as provided above).

     Because grants under the 1994 Employee Plan are discretionary, the Company cannot now determine the number of options to be received by any particular current executive officer, by all current executive officers as a group or by non-executive officer employees or directors as a group. The number of such options and awards shall be determined by the Compensation Committee, pursuant to the terms of the 1994 Employee Plan. It is currently estimated that there are 60 employees eligible to participate in the 1994 Employee Plan. For information concerning the ownership of options by the Named Executive Officers, see "Executive Compensation" above.

     Administration

     The 1994 Employee Plan is administered by the Compensation Committee. The Compensation Committee is comprised of directors who are non-employee directors within the meaning of Rule 16b-3 promulgated under the Exchange Act. The Compensation Committee has the sole and complete discretion, subject to the terms of the 1994 Employee Plan, to (i) select the individuals from among the eligible employees of the Company and its subsidiaries to whom options may be granted, (ii) determine the type of options to be granted and the terms and conditions of any options granted, and (iii) determine the number of shares of common stock subject to each option granted. In addition, the Compensation Committee is authorized to interpret the 1994 Employee Plan, to make and rescind rules and regulations related thereto, and to make all determinations necessary or advisable for the administration of the 1994 Employee Plan.

     Stock  Options

     Stock options granted under the 1994 Employee Plan may be either ISOs or NQSOs. The aggregate fair market value (determined as of the time of the grant of an ISO) of the Class A Common Stock with respect to which ISOs are exercisable for the first time by a single optionee during any calendar year under the Plan and any other stock option plan of the Company may not exceed $100,000.

     The exercise price for stock options shall be determined by the Compensation Committee and shall be set forth in an option agreement entered into with the optionee, provided, however, that the exercise price for an option shall not be less than the fair market value of a share of Class A Common Stock on the date of grant (110% in the case of an ISO granted to a 10% or more stockholder). On September 30, 1998, the closing sale price of the Class A Common Stock, as reported by CNN/FN, was $2.91 per share.

     The Compensation Committee is to specify the time or times at which such options will be exercisable, except that the termination date for any stock option shall not exceed 10 years from the date of grant (five years in the case of an ISO granted to a 10% or more stockholder). Options may be exercised within three months following the retirement of an optionee and within twelve months following the death or disability of an optionee; provided, that no option may be exercised following the period of exercisability set forth in the agreement related thereto.

     Stock options may be exercised by an optionee in whole or in part by giving notice to the Company and the exercise price therefor may be paid by delivering cash or shares of unrestricted common stock having a fair market value equal to the cash exercise price of the options being exercised. Optionees may also utilize a cashless exercise feature which will enable them to exercise their options without a concurrent payment of the option price, provided that the purchased option shares are immediately sold by a designated broker and the option price is paid directly to the Company out of the sale proceeds. Options granted under the 1994 Employee Plan may also provide for the option holder to receive an additional option (the "Reload Option") to purchase the number of shares tendered by an optionee in exercising a stock option. The exercise price of the Reload Option shall equal the fair market value of the Class A Common Stock on the date of the grant of the Reload Option.

     Stock  options  are  nontransferable  other  than by will or by the laws of
descent  and  distribution,   and  stock  options  are  exercisable  during  the
optionee's lifetime only by the optionee.

     Change of Control

     In the event of a "Change of Control," as defined in the 1994 Employee Plan, all options outstanding shall be immediately and fully exercisable and shall become fully vested.

     Amendments

     The Board of Directors may terminate, suspend or amend the 1994 Employee Plan, provided that such amendment, suspension, or termination may not affect the validity of the then outstanding options, and provided further that the Board may not, without the approval of stockholders (i) increase the maximum number of shares which may be issued pursuant to the provisions of the 1994 Employee Plan, (ii) change the class of individuals eligible to receive options under the 1994 Employee Plan, (iii) materially increase the benefits accruing to participants under the 1994 Employee Plan, or (iv) extend the term of the 1994 Employee Plan.

     Withholding  Taxes

     The 1994 Employee Plan provides that the Company may deduct from any distribution to an employee an amount equal to all federal, state and local income taxes or other amounts as may be required by law to be withheld.

Federal Income Tax Consequences

     The following general description of federal income tax consequences is based upon current statutes, regulations and interpretations. This description is not intended to address specific tax consequences applicable to individual participants.

     Incentive Stock Options

     No regular income tax consequences result from the grant of an ISO or the exercise of an ISO by the employee, provided the employee continues to hold the stock acquired on the exercise of an ISO for the requisite holding periods described below. The employee will be taxed only upon the sale or disposition of the stock acquired under an ISO and the gain recognized at that time will be long-term capital gain. The holding period requirements necessary for ISO treatment are as follows: (i) such shares may not be disposed of within two years from the date the ISO is granted, and (ii) such shares must be held for at least one year from the date the shares are transferred to the employee upon the exercise of the ISO. In addition, to receive ISO treatment, the option holder generally must be an employee of the Company or a subsidiary of the Company from the date the stock option is granted until three months before the date of exercise.

     If an employee disposes of stock acquired upon exercise of an ISO before expiration of the applicable holding periods, the employee will be taxed at ordinary income tax rates on the date of disposition measured by the lesser of:
(i) the fair market value of the stock on the date of exercise of the ISO minus the option price or (ii) the amount realized on disposition minus the option price, and the Company will receive a corresponding income tax deduction. In the case of a sale where a loss, if sustained, would be recognized, the amount of the optionee's income, and the amount of the Company's corresponding expense deduction, will not exceed the difference between the sale price and the adjusted basis of the shares.

     The amount by which the fair market value of shares received upon exercise of an ISO exceeds the option price constitutes an item of tax preference that may be subject to the alternative minimum tax. If an employee is subject to the alternative minimum tax as a result of the exercise of an ISO, for purposes of calculating the gain on a disposition of the stock solely for purposes of the alternative minimum tax, the amount treated as a preference item will be added to his tax basis for the stock. Gain realized by an employee upon the disposition of stock acquired through the exercise of an ISO is taxable in the year of disposition, but such income is not subject to income tax withholding if the requisite holding periods have been satisfied. If either of the holding periods is not satisfied, however, the disposition of the stock may result in taxable income to the employee as additional compensation which is subject to withholding.

     Non-Qualified Stock Options

     With regard to NQSOs, the employee will recognize ordinary income at the time of the exercise of the option in an amount equal to the difference between the exercise price and the fair market value of the shares received on the date of exercise. Such income will be subject to withholding. When the employee disposes of shares acquired upon the exercise of the option, any amount received in excess of the fair market value of the shares on the date of exercise will be treated as long-term or short-term capital gain, depending upon the holding period of the shares. If the amount received upon sale is less than the fair market value of the shares on the date of exercise, the loss will be treated as long-term or short-term capital loss, depending upon the holding period of the shares.

     Section 162(m) of the Code generally prohibits the Company from deducting compensation of a "covered employee" to the extent the compensation exceeds $1,000,000 per year. For this purpose, "covered employee" means the chief executive officer of the Company and the four other highest compensated officers of the Company. Certain performance-based compensation (including, under certain circumstances, stock option compensation) will not be subject to, and will be disregarded in applying, the $1,000,000 deduction limitation. It is the Company's intention that options granted under the 1994 Employee Plan qualify as "performance-based" compensation under Section 162(m).

Recommendation and Vote

     An affirmative vote of the holders of a majority of shares of common stock present in person or by proxy and entitled to vote at the Annual Meeting is required to approve the 1998 Amendments. If no direction is given to the contrary, all proxies received by the Board of Directors will be voted "FOR" approval of the 1998 Amendments.

     The Board of Directors recommends that the stockholders vote "FOR" approval of the 1998 Amendments.


4. AMENDMENTS TO THE 1994 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

     The Board of Directors adopted on February 6, 1998, subject to approval by the stockholders, amendments (the "1998 NED Amendments") to the Company's 1994 Non-Employee Directors Stock Option Plan (the "1994 NED Plan"). The 1998 NED Amendments (i) increase by a total of 500,000 the number of shares of the Company's Class A Common Stock reserved for issuance under the 1994 NED Plan, and (ii) provide that options granted under the 1994 NED Plan will vest on the day following grant. The Company has in the past used, and intends in the future to use, stock options as a device to attract and retain the highest-quality outside directors, and to provide an incentive for such directors to increase their proprietary interest in the Company's long-term success. As of September 30, 1998, options to purchase an aggregate of 30,000 shares of Class A Common Stock had been exercised under the 1994 NED Plan, and options to purchase 404,533 shares of Class A Common Stock were outstanding under the 1994 NED Plan. Accordingly, only 65,467 shares were available for future grants under the 1994 NED Plan.

     Under the terms of the 1994 NED Plan, as currently in effect, the Company is authorized to grant NQSOs only to non-employee directors upon their election and upon their re-election at each annual meeting of stockholders thereafter, for up to an aggregate of 500,000 shares of Class A Common Stock. The following summary of certain features of the 1994 NED Plan is qualified in its entirety by reference to the full text of the 1994 NED Plan, a copy of which will be furnished to any stockholder, upon written request of such stockholder, directed to Mr. Thomas J. Petrarca, Secretary, 480 Pleasant Street, Lee, Massachusetts 01238.

Summary of the 1994 NED Plan and the 1998 NED Amendments

     General

     The 1994 NED Plan, as currently in effect, permits the Company to grant NQSOs to non-employee directors. The 1994 NED Plan covers a maximum of 500,000 shares of Class A Common Stock, which will be increased to a total of 1,000,000 shares if the 1998 NED Amendments are approved (subject to share adjustments as described below), which may be either authorized and unissued shares of Class A Common Stock or shares held in the Company's treasury. The 1994 NED Plan provides that options issued thereunder to re-elected directors vest in four equal installments of 2,500 options every three months following grant, which will be amended to provide for immediate vesting the day following grant if the 1998 NED Amendments are approved. If and to the extent that options granted under the 1994 NED Plan expire or terminate without having been exercised, new options may be granted thereunder with respect to the shares covered by such expired or terminated option, provided that the grant and the terms of such new options shall in all respects comply with the provisions of the 1994 NED Plan. Adjustments may be made in the number of shares reserved in the 1994 NED Plan, in the option price and in the number of shares subject to outstanding options, or such other adjustments as in the Board's sole determination are equitable in the event of merger, reorganization, consolidation, recapitalization, stock dividend and in the event of certain other changes described in the 1994 NED Plan.

     Grants

     Under the 1994 NED Plan, each newly-elected non-employee director elected to the Board receives options to purchase 12,000 shares (the "Initial Grant"). On the date of each annual meeting of the stockholders of the Company at which directors are elected, each non-employee director re-elected to the Board receives options to purchase 10,000 shares (the "Annual Grants"). The exercise price per share of options granted under the 1994 NED Plan is 100% of the fair market value of the shares subject to such options on the date the options are granted.

     Options  granted   pursuant  to  an  Initial  Grant  vest  in  three  equal
installments of 4,000 shares on each of (i) the date of grant; (ii) the first anniversary of the date of grant; and (iii) the second anniversary of the date of grant. Options granted pursuant to Annual Grants vest in four equal installments of 2,500 shares on each of (i) the date three months following the date of grant; (ii) the date six months following the date of grant; (iii) the date nine months following the date of grant; and (iv) the first anniversary of the date of grant. If the 1998 NED Amendments are approved, all options granted pursuant to Annual Grants will fully vest on the day following grant.

     Term

     Options granted under the 1994 NED Plan terminate on the earliest to occur of the following: (i) subject to (ii) below, three months after the date on which the optionee ceases to be a director of the Company, unless by death or disability; (ii) one year after the death or disability of the director, if such event occurs while the optionee is a director of the Company; and (iii) ten years after the date on which the option was granted.

     Options granted under the plan are nontransferable other than by will or by the laws of descent and distribution, and stock options are exercisable during the optionee's lifetime only by the optionee.

     Administration

     The 1994 NED Plan is administered by the Board of Directors. The Board has the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the 1994 NED Plan and any option granted and any agreements, notifications or other documents relating thereto; and to otherwise supervise the administration of the 1994 NED Plan. No member of the Board may participate in any vote by the Board on any matter materially affecting the right of any such member under the 1994 NED Plan.

     Change of Control

     In the event of a "Change of Control," as defined in the 1994 NED Plan, all options outstanding shall be immediately and fully exercisable and shall become fully vested.

     Amendment

     The Board of Directors may terminate, suspend or amend the 1994 NED Plan, provided that no amendment shall be made without the approval of the stockholders of the Company, that will (i) increase the maximum number of shares that may be issued under the 1994 NED Plan, (ii) change the class of individuals eligible to receive options under the 1994 NED Plan, or (iii) materially increase the benefits accruing to participants under the 1994 NED Plan.

     Withholding Taxes

     The 1994 NED Plan provides that the Company may require a non-employee director to reimburse the Company for any taxes required by any government to be withheld or otherwise deducted and paid by the Company in respect of the issuance or distribution of the shares.

Federal Income Tax Consequences

     The following general description of federal income tax consequences is based upon current statutes, regulations and interpretations. This description is not intended to address specific tax consequences applicable to individual participants.

     Non-Qualified  Stock  Options

     With regard to NQSOs, the director will recognize ordinary income at the time of the exercise of the option in an amount equal to the difference between the exercise price and the fair market value of the shares received on the date of exercise. Such income will be subject to withholding. When the director disposes of shares acquired upon the exercise of the option, any amount received in excess of the fair market value of the shares on the date of exercise will be treated as long-term or short-term capital gain, depending upon the holding period of the shares. If the amount received upon sale is less than the fair market value of the shares on the date of exercise, the loss will be treated as long-term or short-term capital loss, depending upon the holding period of the shares.


Recommendation and Vote

     An affirmative vote of the holders of a majority of shares of common stock present in person or by proxy and entitled to vote at the Annual Meeting is required to approve the 1998 NED Amendments. If no direction is given to the contrary, all proxies received by the Board of Directors will be voted "FOR" approval of the 1998 NED Amendments.

     The Board of Directors recommends that the stockholders vote "FOR" approval of the 1998 NED Amendments.


5. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has appointed KPMG Peat Marwick LLP to act as the Company's independent auditors for the year ending December 31, 1998, subject to the ratification of such appointment by the stockholders at the Annual Meeting. If no direction is given to the contrary, all proxies received by the Board of Directors will be voted "FOR" ratification of the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for the year ending December 31, 1998.

     Representatives of KPMG Peat Marwick LLP are expected to be present at the Annual Meeting and will be available to respond to appropriate questions from stockholders and to make a statement if they desire to do so.

     The Board of Directors recommends that the stockholders vote "FOR" ratification of the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for the current fiscal year.


                                 OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors does not know of any other matters which may come before the Annual Meeting. If any other matters properly come before the meeting, the accompanying proxy confers discretionary authority with respect to any such matters, and the persons named in the accompanying proxy intend to vote in accordance with their best judgment on such matters.

     All expenses in connection with the solicitation of proxies will be borne by the Company. In addition to this solicitation, officers, directors and regular employees of the Company, without any additional compensation, may solicit proxies by mail, telephone or personal contact. Kissel-Blake Inc. has been retained to assist in the solicitation of proxies for a fee of approximately $4,000 plus reasonable out-of-pocket expenses. The Company will, upon request, reimburse brokerage houses and other nominees for their reasonable expenses in sending proxy materials to their principals.

                              STOCKHOLDER PROPOSALS

     Stockholder proposals for inclusion in the proxy materials for the 1998 Annual Meeting should be addressed to the Company's Secretary, 480 Pleasant Street, Lee, Massachusetts 01238 and must be received a reasonable time before the Company begins to print and mail its proxy materials. In addition, the Company's By-laws currently require that for business to be properly brought before an annual meeting by a stockholder, regardless of whether included in the Company's proxy statement, the stockholder must give written notice of his or her intention to propose such business to the Secretary of the Company, which notice must be delivered to, or mailed and received at, the Company's principal executive offices not less than sixty (60) days and not more than ninety (90) days prior to the scheduled annual meeting (except that if less than seventy
(70) days' notice of the date of the scheduled annual meeting is given, notice by the stockholder may be delivered or received not later than the tenth (10th) day following the day on which such notice of the date of the scheduled annual meeting is given). Such notice must set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and address of the stockholder proposing such business, (iii) the class and number of shares which are beneficially owned by the stockholder; and (iv) any material interest of the stockholder in such proposal. The By-laws further provide that the chairman of the annual meeting may refuse to permit any business to be brought before an annual meeting without compliance with the foregoing procedures.


                                        By Order of the Board of Directors,


                                         /s/ Thomas J. Petrarca
                                         ---------------------------
                                         By: Thomas J. Petrarca
                                         Title: Secretary


Lee, Massachusetts
October 13, 1998

         The Company will provide without charge to each person solicited hereby, upon the written request of any such person, a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 1997, as filed with the Securities and Exchange Commission (without exhibits). Requests should be made to Mr. Thomas J. Petrarca, 480 Pleasant Street, Lee, Massachusetts 01238.

                                      PROXY
                               Wave Systems Corp.

          For Annual Meeting of the Stockholders of Wave Systems Corp.

           This proxy is solicited on behalf of the Board of Directors

         The undersigned hereby appoints Peter J. Sprague and John E. McConnaughy, Jr., and each of them, each with power to act alone and with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the Annual Meeting of the Company to be held at The Grand Hyatt, Park Avenue and Grand Central, New York, New York, on Monday, November 9, 1998 commencing at 4:00 PM and at any adjournments thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1,2,3,4 and 5.


                  (Continued and to be signed on Reverse Side)

                         Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Stockholders
                               WAVE SYSTEMS CORP.

                                November 9, 1998


                 Please Detach and mail in the Envelope Provided

[X] Please mark your
    votes as in this
    example

    The Board of Directors recommends a vote FOR all proposals listed below.


1.    Election of Directors:  [  ]FOR all nominees listed     [  ]VOTE WITHHELD for all nominees

      FOR all nominees listed at right, except vote withheld from following nominees (if any):
                                        Nominees: Peter J. Sprague
                                                  John E. Bagalay, Jr.
                                                  Philippe Bertin
                                                  George Gilder
                                                  John E. McConnaughy, Jr.
                                                  Steven Sprague

2.    Proposal to approve an Amendment to the Restated Certificate    FOR[ ]  AGAINST[ ]  ABSTAIN[ ]
      of  Incorporation  of the Company to increase  the number of shares of Class A Common  Stock that the Company  shall have authority to issue from 50 million to 75 million shares.



3.     Proposal to amend the Company's  1994 Employee  Stock Option   FOR[ ]  AGAINST[ ]  ABSTAIN[ ]
       Plan to (i)  increase the number of shares of Class A Common
       Stock reserved for issuance  thereunder by 5,000,000 shares, and (ii)  increase  the  maximum  number  of  shares  of the
       Company's  Class A Common Stock  covered by options that may be granted to any single  individual in any fiscal year from
       100,000 to 500,000 shares.


4.     Proposal to amend the Company's 1994 Non-Employee  Directors   FOR[ ]  AGAINST[ ]  ABSTAIN[ ]
       Stock  Option Plan to (i)  increase  the number of shares of
       Class A Common Stock  reserved for  issuance  thereunder  by
       500,000  shares,  and (ii) to provide that options issued to re-elected  directors  fully vest on the day  following  the grant.



5.     Proposal to ratify the  appointment of KPMG Peat Marwick LLP   FOR[ ]  AGAINST[ ]  ABSTAIN[ ]
       as the  Company's  independent  auditors for the year ending
       December 31, 1998.


6. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.


Signature     ________________________________    Dated:________, 1998

NOTE: This proxy must be signed exactly as name appears hereon. Executors, administrators, trustees, etc. should give full title as such. For joint accounts, each owner should sign. If the signer is a corporation, please sign full corporate name by duly authorized officer.